SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            KSW, INC.
------------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

               JAMES OLIVIERO, ASSISTANT SECRETARY
------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (5)  Total fee paid:


[ ]    Fee previously paid with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)   Date Filed:

                                    KSW, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 1999


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 18, 1999 at 2:00 p.m., New York Time, at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, for the following purposes:

     1. To elect two Class I Directors, each to serve for a term of three years until their successors shall have been duly elected and qualified ("Proposal 1");

     2. To ratify the appointment of Marden Harrison & Kreuter as independent auditors of the Company for the year 1999 ("Proposal 2"); and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 24, 1999 will be entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.


                                         Sincerely,


                                         James Oliviero
                                         Assistant Secretary


Long Island City, New York
Dated:  April 5, 1999

                                    KSW, INC.
                                37-16 23RD STREET
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 361-6500

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1999


                               GENERAL INFORMATION


SOLICITATION OF PROXIES. The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders (the "Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on May 18, 1999, at 2:00 p.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

The cost of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are being sent to the stockholders of the Company on or about April 10, 1999. The annual report of the Company for the year 1998 (which includes the Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K) is enclosed herewith.

VOTING RIGHTS. Pursuant to the By-Laws, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on March 24, 1999. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 25, 1999, the Company had outstanding 5,468,644 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury. The affirmative plurality of the shares represented in person or by proxy at the meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as directors of the nominees listed on the following pages, in favor of Proposal (2) and as recommended by the Board of Directors with regard to all other matters, or, if no such recommendation is given, in their own discretion. Votes are tabulated at the annual meeting by inspectors of election.

                                 STOCK OWNERSHIP

The following table sets forth information as of April 1, 1999 relating to the beneficial ownership of the Company's Common Stock by (i) those persons known to the Company to beneficially own 5% or more of the Company's Common Stock, (ii) each of the Company's directors, proposed directors and executive officers and
(iii) all of the Company's directors, proposed directors and executive officers as a group. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). Accordingly, they may include shares owned by or for, among others, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has the right to acquire within 60 days after such date.

Name and Address of Beneficial Owner            Number of            Percentage
                                                Shares               Ownership

Floyd Warkol                                  997,000(1)                 18.2%
Meadow Lane
Purchase, NY 10577

Burton Reyer                                  388,086(2)                  7.1%
17 Foxwood Road
Kings Point, NY 11024

Allen & Company                                  312,500                  5.7%
711 Fifth Avenue
New York, NY  10022

Robert Brussel                                    33,500                     *
365 Woodmere Blvd.
Woodmere, NY  11598

Stanley Kreitman                                       0                     *
303 East 57th Street
New York, NY  10022

Daniel Spiegel                                     5,000                     *
351 Twin Lakes Road
Teconic, CT  06079

All executive officers                         1,422,046                 26.0%
and directors as a group (5 persons)


-------------------------
*Less than one percent.

(1) Includes 78,000 shares owned by Mr. Warkol's daughter, 75,000 shares owned by Mr. Warkol's son and 50,000 shares owned by the Floyd and Barbara Warkol Charitable Foundation, of which Mr. Warkol is a Trustee. Mr. Warkol denies beneficial ownership of the shares owned by his children.

(2) Amount does not include a 1998 gift of 16,920 shares from Mr. Reyer to seven family members who do not reside in his household and over which stock Mr. Reyer denies beneficial ownership, and includes 1,540 shares which Mr. Reyer gave to his wife.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TWO NOMINEES

The Certificate of Incorporation of the Company provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified.

The Board of Directors has unanimously nominated Daniel Spiegel and Stanley Kreitman for election as Class I Directors of the Company. Mr. Spiegel is currently a director of the Company. Mr. Kreitman was appointed as an interim director by the Board of Directors on February 18, 1999 to fill a vacancy on the Board when Armand P. D'Amato resigned, effective December 10, 1998, for reasons unrelated to the Company or its operations. The nominees have consented to being named in this Proxy Statement and to serve if elected. If nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that the nominee will be unable to serve as director, if elected.

The By-Laws of the Company permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders (other than by the Board of Directors) must be made in writing and delivered or mailed to the Company not less than 60 days prior to the date of a stockholders' meeting. Such notice must include the same information, to the extent known to the notifying stockholder, as that required to be stated by the Company in its Proxy Statement with respect to the nominees of the Board of Directors. Any nominations which are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting.

If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

Nominees

The following table sets forth certain information concerning the nominees for election as Class I Directors of the Company and the continuing Class II and Class III Directors of the Company.


                                                    Principal Occupation or Position,
                      NAME                  AGE          OTHER DIRECTORSHIPS                   SINCE

NOMINEES AS CLASS I DIRECTORS
TO SERVE UNTIL 2002

Stanley Kreitman.........................   65          Director  (Interim)                     1999
Daniel Spiegel...........................   74          Director                                1996

CONTINUING CLASS II DIRECTOR
TO SERVE UNTIL 2000

Robert Brussel...........................   56          Chief Financial Officer                 1994

CONTINUING CLASS III DIRECTORS
TO SERVE UNTIL 2001

Floyd Warkol.............................   51          Chairman of the Board of Directors,     1994
                                                        President and Chief Executive Officer

Burton Reyer.............................   64          Executive Vice President,               1994
                                                        Secretary and Director

     The Company is not aware of any family relationship between any director, person nominated to become a director or executive officer of the Company.

     Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 and as President and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of its subsidiary, KSW Mechanical Services, Inc. ("KSW Mechanical"), since January 1994.

     Mr. Burton Reyer has been principally employed as Executive Vice President and the Company Secretary of the Company since December 15, 1995 and as Vice President and Director of KSW and as President and Chief Operating Officer of its subsidiary KSW Mechanical since January 1994.

     Mr. Robert Brussel has been principally employed as Chief Financial Officer and Director of the Company and Chief Financial Officer of its subsidiary KSW Mechanical since January 1994.

     Mr. Daniel Spiegel has been a Director of the Company since January 1996. He had been principally employed as Senior Vice President of Tishman Realty & Construction Company, Inc. from 1970 until March 1995. He is presently a consultant to various construction-related companies.

     Mr. Stanley Kreitman was appointed to the Board of Directors on February 18, 1999 to replace Armand D'Amato who resigned, effective December 10, 1998, for personal reasons unrelated to the Company or its operations. Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm and is a Board member of the N.Y.C. Department of Corrections. He is a published author and lecturer on business investment matters. He is a member of the Board of Directors of Medallion Funding Corp. (NASDAQ), Ports Systems Corp. (AMEX) and CCA Industries, Inc. (NASDAQ).

Board Meetings and Committees

The Board of Directors held a total of four meetings in 1998, with each director present at all meetings. The Board of Directors has a Compensation Committee and an Audit Committee comprised of non-employee directors, Messrs. Kreitman and Spiegel. The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning salaries, incentives and other forms of compensation for directors, officers and other employees of the Company; and administrative oversight of various incentive compensation and benefit plans. The functions of the Audit Committee include: reviewing with the independent auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; reviewing the independence of the auditors; considering the range of audit and non-audit services; and reviewing the adequacy of the Company's system of internal accounting controls.

There was a meeting of the Audit Committee and of the Compensation Committee on November 4, 1998.

Compensation of Directors

No fees were paid for attendance by employee directors at Board Committee meetings. During 1998, the Company paid its non-employee Directors each an annual fee of $12,000.

                             EXECUTIVE COMPENSATION
                               ANNUAL COMPENSATION


Name and Principal                Fiscal
    Position                        Year              Salary              Bonus

Floyd Warkol                        1998             $600,000               $0
Chairman of the Board, President    1997             $575,000               $0
and Chief Executive                 1996             $550,000               $0
Officer

Burton Reyer                        1998             $350,000               $0
Vice President                      1997             $325,000               $0
                                    1996             $300,000               $0


Robert Brussel                      1998             $135,000          $22,780
Chief Financial Officer             1997             $135,000               $0
                                    1996             $135,000          $32,500

James Oliviero                      1998             $150,000          $22,780
Director of Investor Relations      1997             $150,000               $0
                                    1996             $150,000          $32,500

Employment Agreements

     The Company and KSW Mechanical entered into a two-year employment contract and a noncompetition agreement with Mr. Warkol as of January 1, 1999. The employment contract provides for base annual compensation of $420,000. In addition, Mr. Warkol shall be entitled to receive, each year, an amount equal to 9.5% of the Company's annual profits, before taxes, which are in excess of $250,000. For the purposes of computing the amount due Mr. Warkol, annual pretax profits shall exclude the effect of any income or expense on the Co-op City project, and shall exclude any bonuses due to Mr. Warkol or Mr. Reyer. Mr. Warkol is entitled to medical insurance, disability insurance with payments equal to 60% of base compensation, a $1 million policy of life insurance payable as directed by the employee (at a cost of $1,210 per year) and a car with a chauffeur. Mr. Warkol is entitled to terminate his employment for "good reason," i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Warkol for disability until he has been disabled for 180 consecutive days. Mr. Warkol's estate is entitled to two months pay in the event of his death. Mr. Warkol has agreed that he will not compete in the mechanical contracting business in the New York City metropolitan area for the term of his employment contract and for two years thereafter.

     The Company and KSW Mechanical entered into a two-year employment contract and a noncompetition agreement with Mr. Reyer as of January 1, 1999. The employment contract provides for base annual compensation of $240,000. In addition, Mr. Reyer shall be entitled to receive an amount each year, equal to 5.5% of the Company's annual profits, before taxes, which are in excess of $250,000. For the purposes of computing the amount due Mr. Reyer, annual pretax profits shall exclude the effect of any income or expense on the Co-op City project and shall exclude any bonuses due Mr. Reyer and Mr. Warkol. Mr. Reyer is entitled to medical insurance, disability insurance with payments equal to 60% of base compensation and a $500,000 policy of life insurance payable as directed by the employee. Mr. Reyer is entitled to terminate his employment for good reason, i.e., a substantial change in the nature or status of his responsibilities or the person to whom he reports, in which event he is entitled to receive full pay and benefits for the remainder of the term of the contract. The Company is not entitled to discharge Mr. Reyer for disability until he has been disabled for 180 consecutive days. Mr. Reyer's estate is entitled to two months pay in the event of his death. Mr. Reyer has agreed that he will not compete in the mechanical contracting business in the New York City metropolitan area for the term of his employment contract and for two years thereafter.

                            OPTION/SAR GRANTS IN 1998

                                                Individuals Grants                        Potential Realizable           Grant Date
                                                                                        Value At Assumed Annual             Value
                                                                                         Rates of Stock Price
                                                                                             Appreciation
                                                                                              for Option
                                                                                                 Term

 Name                     Number of         Percent of         Exercise     Expiration      5% ($)       10% ($)       Grant Date
                         Securities            Total            of Base        Date                                Present Value($)
                         Underlying        Options/sars          Price
                         Option/SARs        Granted to          ($/Sh)
                         Granted (#)       Employees in
                                            Fiscal Year

 Floyd Warkol......          0                  0%                 $0           N/A           0            0           N/A

 Burton Reyer......          0                  0%                 $0           N/A           0            0           N/A

 Robert Brussel....          0                  0%                 $0           N/A           0            0           N/A

 James Oliviero....          0                  0%                 $0           N/A           0            0           N/A

                     AGGREGATED OPTION/SAR EXERCISES IN 1998
                   AND OPTION/SAR VALUES AT DECEMBER 31, 1998

Name                        Shares Acquired      Value Realized ($)    Number of Securities       Value of Unexercised
                            On Exercise (#)                                 Underlying                In-the-money
                                                                            Unexercised              Options/sars At
                                                                          Options/sars At          Fiscal Year-end ($)
                                                                        Fiscal Year-end (#)           Exercisable/
                                                                           Exercisable/               Unexercisable
                                                                           Unexercisable

Floyd Warkol.............          0                      0                  300,000/0                N.A.

Burton Reyer.............          0                      0                  150,000/0                N.A.

Robert Brussel...........          0                      0                  25,000/0                 N.A.

James Oliviero...........          0                      0                  20,000/0                 N.A.

                       Certain Related Party Transactions

Floyd Warkol, President of the Company and a foundation he controls jointly are the landlord on the Company's lease in Bronx, New York. The lease payments on such property were $103,000 for 1998.

Indemnification

The Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

           Compensation Committee Interlocks and Insider Participation and Compliance with Section 16 (a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that all executive officers and directors of the Company complied with all applicable filing requirements.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

The following report submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Company's Compensation Committee has the responsibility for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to the other executive officers of the Company and its subsidiary, approving or disapproving the recommendation of the Chief Executive Officer as to such compensation. The Compensation Committee, which is comprised of the two non-employee Directors of the Company, determines the amount of shares and exercise prices for any stock option grants under the Company's 1995 Stock Option Plan. The Compensation Committee is responsible for recommending to the Board the overall Compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer of the Company. Executives are provided with a combination of one or more of the following types of compensation: salary and annual bonus.

SALARY: All executive officers are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company.

ANNUAL BONUS: The Company also attempts to motivate its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's compensation.

The Chief Executive Officer determines the total pool of bonus dollars which can be allocated. Each executive can earn a percentage of the bonus dollars based on the achievement of Company and their organization's goals: For all executives, except Mr. Warkol, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. Mr. Warkol's performance is evaluated by the Compensation Committee. Like other executives, the decision to grant Mr. Warkol a bonus is based on the performance of the Company and Mr. Warkol's contributions to the Company in the past fiscal year. The salaries and bonuses paid to executive officers during 1998 are described in the Executive Compensation Table (above).

STOCK OPTION AND OTHER EQUITY PLAN; COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The Committee endorses the view that the value of compensation paid to its executive officers, and the Chief Executive Officer in particular, should be closely linked to increases in the value of the Common Stock. Accordingly, the Committee supports option awards under the Company's 1995 Stock Option Plan. No stock options were granted in 1998.

The compensation paid to executive officers is not determined by reference to any formulas but is determined by the Compensation Committee's evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company. The Committee also considers the Company's performance against certain of its competitors, its general performance against internal goals established by management and the executive's relative contribution thereto.

With respect to Floyd Warkol, the Chief Executive Officer, and Burton Reyer, the Executive Vice President, the Compensation Committee of the Board of Directors reviewed:

(a) The Employment Agreements of Messrs. Warkol and Reyer which were scheduled to expire on December 31, 1998;

(b) The salary, bonus, stock option and other benefits received by Messrs. Warkol and Reyer for the past ten years;

(c) The Annual Reports (10-K), Proxy Statements (14A) and stock price histories of ten comparable public companies engaged in construction related activities, with specific reference to the compensation packages offered to the senior executives of those companies;

(d) The Industry Standards for senior executive compensation in the New York City construction market;

(e) The Company's performance over the term of the existing Employment Agreements of Messrs. Warkol and Reyer, the complexity of the projects underway as well as the prospects for the future;

(f) The concerns raised by certain shareholders concerning the existing compensation packages received by Messrs. Warkol and Reyer.

The Compensation Committee recommended that the new compensation packages to be offered to Messrs. Warkol and Reyer be tied in part to the Company's performance and that new employment terms of two years each will ensure continuity of management. Based upon the recommendations of the Compensation Committee, the Board of Directors authorized the Company to enter into new employment agreements with Messrs. Warkol and Reyer under the terms described above under the heading "Employment Agreements."

This report is submitted by the members of the Compensation Committee. Daniel Spiegel was the sole member of the Committee between December 10, 1998 and December 31, 1998 when Mr. Warkol's and Mr. Reyer's Employment Agreements were negotiated and executed.

                                PERFORMANCE TABLE

The following performance table is being provided showing trading of the Company's Common Stock on the NASDAQ Electronic Bulletin Board during 1998.

                   QUARTER                   HIGH              LOW

First..................................      3.43              2.87
Second.................................      2.87              2.25
Third..................................      2.31              1.50
Fourth.................................      1.50              1.01

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Marden Harrison & Kreuter, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

Marden Harrison & Kreuter conducted the audit of the financial statements of the Company and KSW Mechanical for the fiscal years ended December 31, 1997 and 1998.

It is expected that a representative of Marden Harrison & Kreuter will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

The Company's By-Laws provide that a stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than January 27, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

The By-Laws provision requires a stockholder introducing a proposal at an Annual Meting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

                                  ANNUAL REPORT

UPON WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING A LIST OF THE EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED, WITHOUT CHARGE, FROM JAMES OLIVIERO, ASSISTANT SECRETARY, KSW, INC., 37-16 23RD STREET, LONG ISLAND CITY, NEW YORK 11101. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE MEETING.

                                          BY ORDER OF THE BOARD OF
                                                  DIRECTORS



                                          JAMES OLIVIERO
                                          ASSISTANT SECRETARY

PLEASE REMEMBER TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR IMPORTANT VOTE WILL BE COUNTED AT THE ANNUAL MEETING.

PROXY

                                    KSW, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 1999
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints __________________________________, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of KSW, Inc. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Crown Plaza Hotel at LaGuardia Airport, Queens, New York, on May 18, 1999, at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect two nominees for the class I Directors below for a three year term expiring in 2002.

   |_|      FOR all nominees listed below         |_|    WITHHOLD AUTHORITY

            (except as marked to the                      to vote for all
                 contrary below)                          nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

         Nominee for Director for terms expiring in 2002: Daniel Spiegel

    |_| FOR the nominee listed below (except as   |_| WITHHOLD AUTHORITY
        marked to the contrary below)                 to vote for the nominee
                                                      listed below

        Nominee for Director for term expiring in 2002: Stanley Kreitman

    |_| FOR the nominee listed below (except as   |_| WITHHOLD AUTHORITY
        marked to the contrary below)                 to vote for the nominee
                                                      listed below

|_|

2. APPOINTMENT OF INDEPENDENT AUDITORS: Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares:

|_|   FOR the ratification of the appointment of Marden, Harrison & Kreuter

|_|   AGAINST the ratification of the appointment of Marden, Harrison & Kreuter

|_|   ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

     Receipt of the Notice of Annual Meeting and Proxy Statement of the Company preceding or accompanying the same is hereby acknowledged.

                                    Dated ____________________________, 1999


                                            --------------------------------
                                            (Signature of Stockholder)

                                            --------------------------------
                                            (Signature of Stockholder)

                                                  Your signature should appear
                                                  the same as your name appears
                                                  hereon. If signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please indicate the
                                                  capacity in which signing.
                                                  When signing as joint tenants,
                                                  all parties to the joint
                                                  tenancy must sign. When the
                                                  proxy is given by a
                                                  corporation it should be
                                                  signed by and authorized
                                                  officer.

           PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.